Exhibit 99.2

[PFIZER LOGO]	Pfizer Inc 235 East 42nd Street New York, NY 10017 www.pfizer.com
__________________
Jeffrey B. Kindler Chairman and CEO

Dear Colleagues,

I’m writing to update you on our progress in creating the world’s premier biopharmaceutical company and, in particular, to share with you some exciting news regarding our planning for the integration of Wyeth.

You will recall that when we embarked on Our Path Forward more than a year ago, we emphasized our commitment to pursuing the very best and most forward-looking science wherever it might exist — either within or outside of Pfizer. In Wyeth, we found a partner whose capabilities and talents complement ours beautifully. When Pfizer and Wyeth join together, we will be a much stronger company that is able to fight disease in every way that science now allows — including through small molecules, large molecules and vaccines.

I want to compliment and thank the teams from both companies for their dedication to the complex task of integration. Integration is a two-way street, and we are adapting Pfizer’s organization — especially our scientific and commercial operations — to capture the best of what both companies offer.

The hard work of the integration teams has made it possible for the vast majority of Pfizer colleagues to focus their time and attention on our current business and on meeting the commitments that we have made to our stakeholders for 2009. If you are not involved in integration planning, I remind you that meeting those commitments on behalf of Pfizer — which remains a company independent of Wyeth until closing — is your first and most important priority.

We promised to keep you up to date on integration planning as decisions are made. I am pleased to report that the planning is proceeding well. Our progress affirms how well these two companies fit together, the value of this combination and the commitment of leaders from both companies to address complex integration issues openly, candidly and positively.

An important principle underlying our planning is our belief that it is critical to have clear lines of accountability in place on the day the combined company begins operating so as to minimize the disruptions and distractions typically associated with integrations. In that regard, I’m excited to tell you today about a number of first-class Wyeth scientists and business leaders who have agreed to join us, upon close, and the very positive impact this will have on our science and our business. As planning continues, additional appointments are expected that will enable Pfizer to begin appreciating the benefits of the combined company with a new team and structure in place immediately following the close of the acquisition.

A New Approach for Research

The science of biopharmaceutical research continues to change quickly and, among the many exciting directions it is taking, two are particularly important and promising. One pursues new medicines that are based on small molecular weight drug discovery, and another looks for opportunities for medicines that are based on large molecular weight drug discovery. To bring more innovative medicines to more patients more quickly, we must have the ability to advance on both fronts at once. Combining our scientists, scientific capabilities and programs with those of Wyeth will give us a powerful opportunity to do so. That’s why when this transaction closes, we will embark on a unique approach to biomedical research that no other company in our industry has taken.

Specifically, we are creating two distinct research organizations. The PharmaTherapeutics Research Group will focus on discovery of small molecules and related modalities, and Martin Mackay will lead it. This group will continue to extend the strong legacy of both Pfizer and Wyeth in small-molecule discovery. In addition, the PharmaTherapeutics Research Group will deploy scientific Partner Lines to enable the delivery of the early-stage portfolios of both research groups, as well as the late-stage portfolios of Pfizer’s business units.

The BioTherapeutics Research Group will focus on large-molecule research, including vaccines. Its leader will be Mikael Dolsten, who is currently in charge of Wyeth’s research organization. Mikael has 20 years of experience in the pharmaceutical industry, spanning R&D leadership in numerous therapeutic areas including oncology, immunology, inflammation, respiratory, cardiovascular, metabolic, central nervous system, gastrointestinal and virology. He has held senior leadership roles at Pharmacia, AstraZeneca and Boehringer Ingelheim. The group Mikael will lead will capitalize on Wyeth’s industry-leading expertise in biologics and will build on the momentum established both by the centers of large-molecule and pharmaceutical science excellence in PGRD as well as by Pfizer’s Biotherapeutics and Bioinnovation Center (BBC), which will remain a distinct federation of companies within the BioTherapeutics Research Group. Combining the world-class talent and expertise from the Wyeth, PGRD and BBC biotech groups will create an organization with a world-class set of capabilities in vaccines, antibodies, proteins, peptides, nucleic acids and other novel modalities.

Each of the two research groups will reflect the best of Pfizer’s and Wyeth’s research talent to create a truly premier biopharmaceutical research effort. Working in a coordinated, interdependent way under the collaborative leadership of Martin and Mikael, both of whom will serve on the Executive Leadership Team and report to me, these two groups will enable us to accelerate our pursuit of disease targets, using the broadest scientific arsenal possible.

Within the two research groups, small, targeted scientific teams — focused on particular therapeutic areas or specific innovative technologies — will be led by world-class Chief Scientific Officers who will be the single points of accountability for delivering medical advances. These teams will be responsible for creating a rich portfolio of both small and large molecules across both research organizations and, in particular, for delivering positive proofs-of-concept for Pfizer’s business units to develop. They will also aggressively pursue collaborations with top academic, public sector and private sector institutions to accelerate research and development of new medicines.

Additionally, we will create a team of top scientists from both companies who will seek and evaluate new technologies, platforms, and pre-proof-of-concept small and large molecules from external sources. As this group identifies promising early-stage candidates from outside the company, it will collaborate with our business development team to pursue these opportunities. By complementing our internal research efforts, these scientists will help ensure that Pfizer has access to the broadest set of early-stage compounds and technologies available.

With the Wyeth acquisition, Pfizer will have the scientists and scientific programs to make even greater advances in neuroscience and vaccines, among other fields. We will welcome Emilio Emini, who currently heads Vaccine R&D for Wyeth, to Pfizer as Chief Scientific Officer, Vaccine Research. In addition, Menelas Pangalos, Wyeth’s Head of Discovery, will join us as Chief Scientific Officer, Neuroscience Research.

The incomparable scientific expertise and outstanding leadership that Mikael, Emilio and Menelas bring to Pfizer, combined with the outstanding scientists in PGRD and the BBC, will help us build the world’s premier biopharmaceutical R&D organization. As we continue our integration planning, we can look forward to welcoming many more distinguished Wyeth scientists who will collaborate with the extraordinary scientists at Pfizer.

This is a high-level overview, of course. Martin Mackay will provide our research teams with greater detail in the coming days, demonstrating how this approach builds on our current research model and moves us beyond it. This approach will enable us to provide sharp focus, leadership and accountability in drug discovery and will translate into high-impact new medicines for patients. It will also ensure that our scientists are not encumbered by the bureaucracy that slows down innovation.

Enhanced Commercial Operating Structure

Once the Wyeth acquisition closes, the new Pfizer will consist of nine diverse global health care businesses, led by the presidents listed below. Our commercial success depends on these businesses and their leaders, who will have the freedom and accountability to operate their businesses in accordance with the needs of distinct customers. In effect, they will function as the chief executive officers of their business units. For organizational purposes, they will report to one of two executive leaders on the ELT, who will be responsible for identifying opportunities and challenges that exist across business units, helping to set corporate priorities, and coaching BU leaders.

Ian Read will assume the position of Group President, Pfizer BioPharmaceutical Businesses, and will remain a member of the Executive Leadership Team reporting to me. He will lead a group that includes five leading biopharmaceutical businesses:

Primary Care, led by Olivier Brandicourt, will be the world’s leading primary care business, with strong positions in cardiovascular (#1), infectious disease (#2), immunology (#4) and central nervous system diseases (#2), and with unique research and development opportunities in areas like Alzheimer’s disease and pain.

Specialty Care and Vaccines will be led by Geno Germano, currently President of Wyeth’s U.S. and Pharmaceuticals business units. It will be the world’s second largest specialty care business, with prominent positions in inflammation (#2), vaccines (#4) and immunology (#4); leading products such as Enbrel, the world’s leading biologic, and Prevnar, the world’s leading vaccine; and a strong pipeline of small- and large-molecule compounds.

Jim Connolly, currently Wyeth’s Executive Vice President & General Manager, Vaccines, will join the Specialty Care and Vaccines BU reporting to Geno. He will lead an integrated vaccine business comprising marketing, sales and medical affairs, which will align closely with the Vaccine Research group, led by Emilio Emini. They will partner to bring innovative new vaccines to patients around the globe.

Emerging Markets will continue to be led by Jean-Michel Halfon and will have a significantly enhanced presence in high-growth, less-developed and underpenetrated markets, including those in Latin America, the Middle East and China.

Oncology will continue to be led by Garry Nicholson and will continue to bring patients important treatments like Sutent. It will also bring to market one of the most robust oncology product pipelines in the biopharmaceutical industry, one that includes compounds focusing on diverse tumor types, including lung, colorectal, liver, prostate and breast.

Established Products will continue to be led by David Simmons and will continue to be a strong global business in a marketplace that is expected to see significant growth in the years ahead. Through portfolio enhancement and expansion activities, including new partnerships, Established Products will continue to extend Pfizer’s reach into this important market segment.

Cavan Redmond, currently President of Wyeth’s Consumer Healthcare business, will become Group President, Pfizer Diversified Businesses; he will join the ELT and will report to me. This group will include four unique businesses, each meeting important customer needs and offering significant growth:

Animal Health will continue to be led by Juan-Ramón Alaix and will have an enhanced leading position in the industry with important large animal and companion animal products and a platform that includes vaccines, parasiticides and anti-infectives.

Capsugel will continue to be led by Guido Driesen and will continue to be the world's pre-eminent manufacturer and developer of capsule products, equipment and services for the pharmaceutical and associated health care industries.

Consumer Health will be led by Paul Sturman, currently President, US and Global Business Development, New Products, for Wyeth Consumer Healthcare. Paul is a Pfizer alumnus. Prior to joining Wyeth, he was President, North America, Consumer Healthcare at Johnson & Johnson. Paul joined J&J with their 2006 acquisition of Pfizer Consumer Healthcare (PCH), at which time he was Senior Vice President, US Marketing, Canada & Caribbean for PCH. Consumer Health will remain a leader in analgesics, cough/cold/allergy and vitamin/nutritional supplements, including brands such as Advil, Caltrate, Centrum, ChapStick, Robitussin and ThermaCare.

Nutritional Health will be led by Erica Mann, currently Managing Director of Wyeth Australia and New Zealand. Nutritional Health operates in more than 50 countries and has a portfolio that includes a full line of nutritional products, including infant formulas, follow-on formulas, growing-up milks, and prenatal and adult supplements.

More New Medicines for Patients

All of these changes across Pfizer reflect the fact that science lies at the heart of everything we do, and they support one goal: To bring more new medicines and treatments to patients as quickly as possible, by the means that works best for patients. After all, patients do not care whether they are being treated by a small or large molecule. They just want to get well, and we’ll be more successful when we offer patients more unique options.

Primary Care is a good example of what this means. This business unit is investing in its Alzheimer’s disease portfolio to meet the growing and changing needs of patients. In partnership with Eisai, Pfizer brings to patients the leading product: Aricept. Several months ago, we launched a partnership with Medivation to grow our Alzheimer’s portfolio by developing Dimebon, a next-generation oral treatment for the disease. Similarly, Wyeth has innovative programs in development, a strong partnership with Elan and a potentially revolutionary biologic product in Phase III — bapineuzumab — that could alter the progression of the disease. Together, Pfizer and Wyeth will be able to attack Alzheimer’s disease in a number of different ways. We will be able to reach a new level in Alzheimer’s treatment much more quickly than either company would have been able to do on its own.

We see similar examples across the company. In Specialty Care, for instance, we will greatly enhance our ability to treat inflammation by adding Enbrel to our portfolio and Wyeth’s development expertise in this field to our JAK-3 program. And, when Wyeth’s Nutritional business works closely with our Emerging Markets team, we will have the chance to dramatically expand this growing business. Examples like these are just the beginning of how the combined company will be able to do much more together.

There are similar opportunities in manufacturing and a number of partner and platform lines and enabling functions. Our cultural aspirations — to be customer- and science-driven, empowered, accountable and productive — remain unchanged. But this organizational approach to our scientific and commercial teams is dramatically different from what any other biopharmaceutical company has taken before, and it is a tribute to the breadth and diversity of the future company that you and colleagues at Wyeth have helped to create.

Looking Ahead

As we move forward, our leaders will continue planning for the combination of our companies and shaping their teams to meet the needs and expectations of their unique customers through all stages of life — from prenatal vitamins to treatments for pain and inflammation; from childhood immunizations to treatments for Alzheimer’s disease. But, again, please remember that until closing, the leaders named in this letter retain their current responsibilities at their respective companies. And, let me repeat: No matter where any of us works at Pfizer, nothing is more important right now than meeting the commitments we made for 2009.

I have great respect for all of the men and women who work for Pfizer and Wyeth. In particular, I would like to thank Bernard Poussot for his continued strong leadership. He is an instrumental part of our integration efforts, and his counsel is invaluable to me in shaping the new company.

I am personally grateful for all you are doing to put these two great companies in position to join together. We are creating businesses that will have an unrivaled ability to develop products and serve patients worldwide, and this partnership simply would not be possible without your hard work and commitment. Together, we are going to do great things to bring health solutions to our world. I’m tremendously excited about the opportunities that lie ahead, and I hope you are too.

Sincerely,

/s/ Jeff

Subject to works councils and/or union consultations and other legal requirements.

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